SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2005
Date of earliest event reported

VIDEO WITHOUT BOUNDARIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-31497	65-1001686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, FL 33304
(Address of principal executive offices, including zip code)

(954) 527-7780
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (b)

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported in Forms 8-K filed with the Securities and Exchange Commission (“SEC”) on February 23, 2005 and on July 27, 2005, the Registrant notified Norman Stumacher, CPA (“NS”) on February 22, 2005 of his dismissal as the independent auditor for the Registrant. Such dismissal, which was approved by the Registrant’s Board of Directors, was necessitated as a result of the Registrant having been notified by the NASDAQ Stock Market Listing Qualifications Department of the delisting of its common stock from the Over-the Counter-Bulletin Board due to the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2003 not being deemed timely filed with the SEC. This resulted from NS issuing an auditor’s report for such time period when not registered with the Public Accounting Oversight Board.

As also previously reported in the above-described Forms 8-K, the Registrant retained Berkovits, Lago & Company, LLP (“BLC”) on February 22, 2005 to reaudit the Registrant’s financial statements for the fiscal year ended December 31, 2003, and to audit the Registrant’s financial statements for the fiscal year ended December 31, 2004. Such retention was approved by the Registrant’s Board of Directors.

In connection with the reaudit to be undertaken by BLC for the fiscal year ended December 31, 2003, BLC and the Registrant requested that NS provide BLC with NS’ work papers for the audit undertaken by NS for the fiscal year ended December 31, 2002. Despite such requests, such work papers were not provided. As a result, BLC determined that it could not rely on the audit performed by NS for the fiscal year ended December 31, 2002 to confirm the Registrant’s opening balance sheet for fiscal year 2003, and that a reaudit of fiscal year 2002 would therefore be required.

Accordingly, and as previously disclosed in the Registrant’s Form 8-K filed with the SEC on July 27, 2005, BLC was retained by the Registrant to reaudit its 2002 fiscal year. Such retention was approved by the Registrant’s Board of Directors. In connection with such reaudit, BLC advised the Registrant on or about May 2, 2005 that the Registrant’s previously filed financial statements for the year ended December 31, 2002 contained reporting errors identified by BLC and management of the Registrant.

The 2002 restatement resulted in correction of accounting for several transactions, as described in the cover page Explanatory Note to such Form 10-KSB/A filed with the SEC on June 22, 2005, management’s discussion and analysis or plan of operation section of such filing, the financial statements, and Note 3 to the financial statements therein, which were discussed by BLC with management, and are discussed below.

One of the more significant of such “errors” related to the reported value of an investment by the Registrant in the restricted common stock of Cornerstone Entertainment, Inc. (“Cornerstone”) as $210,871. As a result of information made available to the Registrant at the end of the fourth quarter of 2003, such investment was then determined by the Registrant to have no value, and accordingly so reflected in the Registrant’s audited financial statements for the fiscal year ended December 31, 2003. Adjustments made relating to this investment in the reaudited 2002 financial statements therefore also eliminated the investment in Cornerstone of $210,871 at December 31, 2002. This resulted in a decrease in accumulated deficit of $114,129 at December 31, 2002 and a corresponding reduction in sales for the year ended December 31, 2002 from $330,621 to $5,621, a difference of $325,000.

Management of the Registrant believes that there was a good faith basis for the value of such securities as initially stated as of the end of December 31, 2002, due to a private placement securities offering undertaken by Cornerstone in 2002 at $.50 per share, and that NS’ work papers, if provided to BLC, may have confirmed such valuation. In view of the Registrant’s write down of such investment at the end of 2003 based on information then available to the Registrant from which the Registrant concluded that Cornerstone was no longer viable, the Registrant as well as BLC deemed it appropriate to restate 2002 to reflect such investment’s impairment as of the end of December 31, 2002.

During the reaudit by BLC of fiscal year 2002, BLC was unable to obtain access to supporting documents for certain expenses aggregating $270,889 charged to the Registrant by two major shareholders. As the documentation was not available to support these amounts, management reversed them against the loan accounts of the two shareholders and BLC concurred. Accordingly, liabilities to shareholders was reduced by $270,889 at December 31, 2002 with a corresponding reduction in selling, general and administrative expenses for the same period.

During the reaudit for fiscal year 2002 by BLC, management identified that the salary of the Registrant’s President in the amount of $120,975 had not been recorded. This was brought to BLC’s attention by management during the reaudit and it was determined that this amount should be accrued at December 31, 2002.

During a review by management prior to the reaudit by BLC of fiscal year 2002, it was identified that the loss on a discontinued business totaling $107,125 and professional fees totaling $26,507 had been written off in both the fiscal years ended December 31, 2001 and 2002. Management therefore reversed the entries made in the fiscal year ended December 31, 2002. BLC during the course of their reaudit for fiscal year 2002 concurred with the accounting treatment of these items.

During the reaudit of fiscal year 2002, BLC suggested that $237,000 reflected in the original fiscal year 2002 audit as due to debenture holders should be adjusted for the recording of a beneficial conversion feature equal to such amount. The adjustment in effect reduced the amount due to debenture holders to zero and increased paid in capital by $237,000. The adjustment was recorded by the Registrant in its Form 10-KSB/A for fiscal year 2002 filed with the SEC on June 22, 2005.

During the fiscal year ended December 31, 2002, the Registrant advanced $25,000 to International Consortium Growth Holdings. The financial statements as filed for such fiscal year reflected that this advance had value and was collectible. However, during the audit by NS of the fiscal year ended December 31, 2003, it was determined by management that the receivable had no value and accordingly, it was written off in such fiscal year. During a review by management prior to the reaudit by BLC of the 2002 fiscal year, it was determined that in light of the most up to date information, that it would be appropriate to write off this receivable during the fiscal year ended December 31, 2002, with which accounting treatment BLC concurred.

During a review by management prior to the reaudit by BLC of fiscal year 2002, it was identified that interest expense had been understated on shareholder loans by $18,035.  Management therefore recorded the additional interest expense and BLC concurred with this adjustment during their reaudit of fiscal year 2002.

During a review by management prior to the reaudit by BLC of fiscal year 2002, it was identified that depreciation of property and equipment had been overstated by $16,214. Management therefore reduced the deprecation charge by $16,214 and BLC concurred with this adjustment during their reaudit of fiscal year 2002.

During the reaudit of fiscal year 2002, BLC suggested that a balance due to debenture holders aggregating $31,000 should be reclassified to notes payable, as these debenture holders had decided not to convert their debentures into common stock. Management agreed to this and adjusted the financial statement, accordingly.

During the reaudit of fiscal year ended 2002, BLC suggested that accrued interest on debentures aggregating $6,648 should be reversed. Management agreed to this and adjusted the financial statement, accordingly.

A copy of this Form 8-K was provided to BLC prior to it being filed with the SEC in accordance with applicable rules.

Item 9.01 Financial Statement and Exhibits

(c)

Exhibits –

16.1

Letter from Berkovits, Lago & Company, LLP to the Securities and Exchange Commission Dated October 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDEO WITHOUT BOUNDARIES, INC.

By:	/s/ Jeffrey Harrell
Jeffrey Harrell, Chief Executive Officer

October 17, 2005

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